Exhibit 10.1

North Carolina	)
)	THIRD AMENDMENT TO LEASE
Guilford County	)

THIS THIRD AMENDMENT TO LEASE, made and entered into this 18th day of April, 2007, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina Limited Partnership, hereinafter referred to as “Landlord” and Celebrate Express, Inc., a Washington corporation, hereinafter referred to as “Tenant”. Tenant leases from Landlord space in the amount of 86,400 square feet, located at 488 Gallimore Dairy Road Suite D, Greensboro, North Carolina.

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered in to a Lease (the “Lease”) dated November 12, 1999, as modified by a First Amendment to Lease (“First Amendment”), dated June 14, 2004, as modified by a Second Amendment to Lease (“Second Amendment”), dated December 15, 2004. Said Lease, as amended, is incorporated herein by reference as is set forth in this Third Amendment to Lease in full.

WHEREAS, Landlord and Tenant desire to amend said Lease by extending the term as follows:

1.	The term of said Lease is hereby extended for a period of twenty-eight (28) months, hereby amending the expiration date to be December 31, 2009, the “Amended Expiration Date”.

2.	Tenant shall pay base rental for said extended term in the amounts as follows and otherwise in accordance with the terms of the Lease:

Term:	Monthly Rent:	Cumulative Rent:
9/1/07 – 8/31/08	$27,720.00	$332,640.00
9/1/08 – 8/31/09	$28,296.00	$339,552.00
9/1/09 – 12/31/09	$28,872.00	$115,488.00

3.	The Premises are leased on an “As-Is” basis.

4.	All other terms and conditions of the Lease shall remain in full force and effect.

Signature Page Follows:

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Lease or have caused their duly authorized representatives to execute same in three (3) original counterparts, as of the day and year first above written.

LANDLORD:

HIGHWOODS REALTY LIMITED PARTNERSHIP,

a North Carolina Limited Partnership

By: Highwoods Properties, Inc., General Partner

Attest:

______________________________________	By: /s/ Mark W. Shumaker_____________________
Assistant Secretary	Vice President
(Corporate Seal)	Mark W. Shumaker

TENANT:

Celebrate Express, Inc., a Washington corporation

Attest:

______________________________________	By: /s/ Darin White__________________________
Secretary	Darin White (Print Name)
(Corporate Seal)	Vice President of Finance and Secretary